Corporate Overview august 2016 Exhibit 99.2

Cautions about forward-looking statements and other notices Cautionary Statement Regarding Forward-Looking Statements. This presentation contains forward-looking statements, which are based on our current expectations, estimates and projections about Real Industry, Inc. and its subsidiaries’ (the “Company”) businesses and prospects, as well as management’s beliefs and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements include, but are not limited to, statements about the Company’s long-term investment decisions, further acquisitions, potential de-leveraging and expansion and business strategies; anticipated growth opportunities; the amount of capital-raising necessary to achieve those strategies; utilization of federal net operating loss tax carryforwards; Real Alloy’s improvements to operating efficiencies and cost of sales; auto demand in future periods; timing for hedging of commodity pricing in future periods; as well as future performance, growth, operating results, financial condition and prospects. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to the Company’s ability to successfully identify, consummate and integrate acquisitions and/or other businesses; changes in business or other market conditions; the difficulty of keeping expense growth at modest levels while increasing revenues; the difficulty of making operating and cost improvements; the Company and its subsidiaries ability to successfully defend against current and new litigation and indemnification matters, as well as demands by investment banks for defense, indemnity, and contribution claims; the Company’s ability to access and realize value from its federal net operating loss tax carryforwards; the Company’s ability to identify and recruit management; the Company’s ability to maintain the listing requirements of the NASDAQ; and other risks detailed from time to time in the Company’s SEC filings, including but not limited to the most recently filed Annual Report on Form 10-K and subsequent reports filed on Forms 10-Q and 8-K. Use of Non-GAAP Measures. This presentation includes references to the non-GAAP financial measures of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and, with certain additional adjustments (“Adjusted EBITDA”). Management believes that the non-GAAP measures of EBITDA and Adjusted EBITDA enhance the understanding of the financial performance of the operations of Real Alloy (and prior to its acquisition, the former global recycling and specification alloys business of Aleris Corporation) by investors and lenders. As a complement to financial measures recognized under GAAP, management believes that EBITDA and Adjusted EBITDA assist investors who follow the practice of some investment analysts who adjust GAAP financial measures to exclude items that may obscure underlying performance and distort comparability. Because EBITDA and Adjusted EBITDA are not measures recognized under GAAP, they are not intended to be presented herein as a substitute for earnings (loss) from continuing operations, net earnings (loss), net income attributable to Aleris or Real Alloy, or segment income, as indicators of operating performance. EBITDA and Adjusted EBITDA are the primary performance measurements used by our senior management and Board of Directors to evaluate certain operating results. Reconciliation to the GAAP equivalent of the non-GAAP measures of EBITDA and Adjusted EBITDA for Real Alloy are provided herein, in our Forms 10-Q filed with the SEC on May 12, 2015, August 17, 2015, and November 9, 2015, on our form 10K filed on March 15, 2016, on our Form 8-K filed with the SEC on June 29, 2015, and in Note 4 on page S-35 of the Prospectus Supplement No. 1 dated January 29, 2015 for the rights offering as filed with the SEC.

Corporate overview Business Description & Strategy Publicly traded, NOL-rich holding company seeking well-managed and consistently profitable businesses Focused on sectors that include transportation, food, water and energy Ticker NASDAQ: RELY Share Price $7.90 (as of 8/1/16) Market Capitalization $231 million (as of 8/1/16) Shares Outstanding 29.3 million (as of 5/2/16) Cash(1) $18.6 million (as of 6/30/16) Net Debt(2) $297.5 million (as of 6/30/16) Preferred Stock $23.3 million (carrying value as of 6/30/16) NOLs Federal NOLs of approximately $870 million begin to expire 2027 Management & Board Stockholders and seasoned professionals with extensive experience in acquiring, building and managing successful businesses Does not include cash balance at subsidiary Real Alloy. Represents debt, less cash balances and capitalized issuance costs at subsidiary Real Alloy.

organization Real Alloy Intermediate Holding, LLC (Delaware) Real Alloy Holding, Inc. (Delaware) Real Industry, Inc. (Delaware) SGGH, LLC (Delaware) NABCO, LLC -Sold January 2015 Cosmedicine, LLC (Delaware) Holding company structure Key Executives Craig Bouchard, CEO Kyle Ross, CFO John Miller, EVP Operations 7 member Board Corporate staff of 11 employees (Accounting, Tax, Legal and M&A) ~$870M Federal NOLs (as of 12/31/15) Issuer of $25M Preferred Stock (initial) Real Industry’s Direct Subsidiaries Acquisition closed February 2015 Issuer of 10% $305M Senior Secured Notes due 2019 (B3/B) Holdco of Real Alloy businesses

REAL INDUSTRY INC

EVOLUTION AND TRANSFORMATION

1963: Founded as an insurance company

1973: Changed name to Fremont General Corp.

FREMONT GENERAL

2005: Wholly owned subsidiary, Fremont Investment & Loan, achieved top five subprime mortgage originator position

FREMONT INVESTMENT & LOAN

June 2008: Voluntarily filed for Chapter 11 bankruptcy

Signature GROUP HOLDINGS

June 2010: Reorganized as Signature Group Holdings; NOLs remain intact

July 2011: Acquired NABCO for $36.9M

NABCO

Sept. 2012: Zell Credit Opportunity Fund 9.4% stake

| 1963

Strategic Transition

June 2013: Bouchard and investor group lead proxy fight; Bouchard appointed chairman & CEO



Sept. 2013-Jan 2014: Prepare for growth - $300M shelf registration; reverse split; corporate reincorporation

Oct. 2014: Entered into definitive purchase agreement to acquire Real Alloy from Aleris for $525M

Dec. 2014: Completed $28M Primary Equity offering

Jan. 2015: Closed sale of NABCO for gross proceeds of $78M

Jan. 2015: Closed $305M Senior Secured Notes offering pending Real Alloy acquisition

| 2015

Feb. 2015: Completed stapled Rights Offering for gross proceeds of $55M

Feb. 2015: Closed acquisition of Real Alloy

REAL ALLOY

Apr. 2015: Uplisted to NASDAQ

June 2015: Changed corporate name to 'Real Industry'; 2 members added to Board

REAL INDUSTRY INC

June 2015: Enter Russell 2000 Index®

July 2015: Raised $8.2M in at-the-market offering to support next bid

Oct. 2015: $700M shelf registration filed

Building value Build a portfolio of operationally countercyclical, well-managed, and profitable companies Growth through acquisition with a laser focus on: Maximizing value creation on a per-share basis Allocating capital wisely Operational excellence post-closing Parent Objectives Acquisition Criteria Post-Closing Priorities Proven management Edge/sustainable competitive advantage Industry leader Invest at a 20% IRR Focus on transition into RELY (Real Alloy completed ahead of plan) De-leverage Six Sigma Support growth opportunities

What is next? Building the Platform: Target opportunities that generate $25-100 million pretax income A few recent opportunities have exceeded this range Increase operating margins and free cash flow conversion  Blend countercyclical cash flows Utilize the NOL Optimize capital structure

Stock Performance Source: Deutsche Bank North American Aluminum And Specialty Metals One Year Three Year

bond Performance Source: Deutsche Bank North American Aluminum And Specialty Metals One Year Three Year

Real alloy OVERVIEW Global leader in third-party aluminum recycling Converts aluminum scrap and dross into reusable aluminum and specification alloys Customers are automotive OEMs and suppliers, rolling mills, and extruders 30+ year operating history 24 facilities in North America (18) & Europe (6) 300+ customers worldwide Implemented and Utilizing Hoshin Kanri/Lean Six Sigma initiative Purchased at 6.25x multiple of LTM EBITDA Volume(1) Invoiced by End Use Volume(1) by Region Note: All tonnage information is presented in metric tonnes. (1) Based on 2016 June YTD Volume

How real alloy serves its Customers Integrated with Customers Through Closed Loop Operations Illustrative Operations Flow – Aluminum Fabrication Chain Competitive Advantage Value Proposition for Customers Impact to Real Alloy Close proximity to customers Integrated into supply chain Multiple facilities to support customers Operational expertise and scale bring higher efficiency and quality Maximize use of customers’ metal units to minimize their metal risk Average customer relationship spans more than 10 years ~95% renewal rate with top customers Pre-processing Melting Casting Ingots Scrap Rolling / Extrusion Scrap End-Product Fabrication Scrap Integrated Recycling Value Chain Casting End-Customers

REAL INDUSTRY INC

LOW COMMODITY RISK BUSINESS MODEL

Real Alloy operates using two types of customer arrangements:
Tolling (~54%) and Buy/Sell (~46%), based on LTM as of June 30, 2016

Tolling	Buy / Sell
▪ Processes metal owned by customers –No ownership of inventory insulates from metal price risk and reduced working capital needs ▪ Charges a tolling or processing fee on a per pound or ton volume basis ▪ Pass-through arrangements on energy and other costs	▪ Purchases aluminum scrap in the open market and sells the converted metal ▪ Profitability driven by the metal spread ▪ Hedges a portion of its buy/sell volume in Europe ▪ Rapid inventory turns (~12x/year) ensures minimal commodity price exposure

Approximately two-thirds of Real Alloy's volume is protected from commodity price swings under combination of tolling and hedging arrangements.

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Real alloy Market dynamics Economic Variable Impact on Real Alloy LME price of aluminum and “Midwest Premium” Limited; a rising metal environment is directionally better for the business and vice versa, all else equal Prices products based on published market prices (Platts, Metal Bulletin); generally not off the LME Scrap for the buy/sell business is purchased locally and pricing is based on supply/demand Primary aluminum production by China Limited Demand for scrap imports by China China’s demand for scrap imports impacts pricing but not always spreads, which are more meaningful China’s demand for scrap has been decreasing due to government regulation and a slowing economy in China Natural gas volatility Changes tend to impact Platts and Metal Bulletin pricing Aim to hedge a portion in the future markets Foreign currency Mostly translation risk as Real Alloy Europe purchases and sells in local currency

Auto demand expected to provide upside beyond 2016 Source: Ducker 2015 NA Light Vehicle Aluminum Study . Source: IHA Automotive – August 2015 Units Units Source: Autodata, Morgan Stanley Research

Scrap market update *Average of Platts Twitch, Cast and Turnings Prices (Right Axis)

Risk Management General Corporate philosophy of taking as much risk off table as possible Approximately 2/3 of annual Real Alloy volume is protected from metal price fluctuations Multiple hedge counterparties are in place and additional relationships are being negotiated Metal No hedging is needed for Tolling Business Approximately 70% of European Buy/Sell contracts are hedged North American metal risk managed physically Natural Gas Prices locked with physical contracts in Europe and with financial hedges in North America through the end of 2016 for a significant portion of overall exposure Have begun locking physically and/or financially hedging a portion of 2017 and 2018 exposure

Real alloy(1) FINANCIAL SUMMARY Revenue ($ millions) Volume Invoiced (metric tons in thousands) Note: Numbers may not add due to rounding. Financial data prior to 2015 is of the global recycling and specification alloys business of Aleris. Financial data prior to 2015 is before any estimated standalone impact. LTM is reflective of information as of June 30, 2016 appendix

REAL INDUSTRY INC

2Q 2016 FINANCIAL STATEMENTS

Unaudited Condensed Consolidated Statements of Operations

(In millions, except per share amounts)	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Revenues	$ 320.9	$ 368.7	$ 630.3	$ 506.5
Cost of sales	298.6	347.4	591.4	480.3
Gross profit	22.3	21.3	38.9	26.2
Selling, general and administrative expenses	14.6	15.7	30.0	23.3
Losses (gains) on derivative financial instruments, net	(1.5)	2.1	(0.3)	2.0
Amortization of intangibles	0.7	0.3	1.3	0.4
Other operating expense, net	0.4	0.4	1.9	0.9
Operating profit (loss)	8.1	2.8	6.0	(0.4)
Nonoperating expense (income):				
Interest expense, net	9.1	9.3	18.3	17.4
Change in fair value of common stock warrant liability	(1.3)	6.3	(0.7)	5.6
Acquisition-related costs and expenses	—	0.4	—	14.8
Foreign exchange losses (gains) on intercompany loans	1.6	—	(1.0)	—
Other, net	(0.2)	0.3	(0.2)	0.5
Total nonoperating expense	9.2	16.3	16.4	38.3
Loss from continuing operations before income taxes	(1.1)	(13.5)	(10.4)	(38.7)
Income tax expense (benefit)	0.2	0.2	0.9	(7.2)
Loss from continuing operations	(1.3)	(13.7)	(11.3)	(31.5)
Earnings from discontinued operations, net of income taxes	0.1	2.9	0.1	27.2
Net loss	(1.2)	(10.8)	(11.2)	(4.3)
Earnings from continuing operations attributable to noncontrolling interest	0.3	0.1	0.4	0.2
Net loss attributable to Real Industry, Inc.	$ (1.5)	$ (10.9)	$ (11.6)	$ (4.5)
LOSS PER SHARE				
Net loss attributable to Real Industry, Inc.	$ (1.5)	$ (10.9)	$ (11.6)	$ (4.5)
Dividends on Redeemable Preferred Stock, in-kind	(0.5)	(0.5)	(0.9)	(0.6)
Accretion of fair value adjustment to Redeemable Preferred Stock	(0.2)	(0.2)	(0.5)	(0.3)
Net loss available to common stockholders	$ (2.2)	$ (11.6)	$ (13.0)	$ (5.4)
Basic and diluted earnings (loss) per share:				
Continuing operations	$ (0.08)	$ (0.53)	$ (0.43)	$ (1.32)
Discontinued operations	0.01	0.11	—	1.10
Basic and diluted loss per share	$ (0.07)	$ (0.42)	$ (0.43)	$ (0.22)

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2q 2016 financial statements cont’d Condensed Consolidated Balance Sheets June 30, December 31, (In millions) 2016 2015 ASSETS Current assets: Cash and cash equivalents $ 40.2 $ 35.7 Trade accounts receivable, net 93.7 77.2 Financing receivable 40.9 32.7 Inventories 89.3 101.2 Prepaid expenses, supplies, and other current assets 23.0 24.7 Current assets of discontinued operations 0.3 0.3 Total current assets 287.4 271.8 Property, plant and equipment, net 290.4 301.5 Intangible assets, net 13.8 15.1 Goodwill 104.5 104.3 Other noncurrent assets 8.0 8.2 TOTAL ASSETS $ 704.1 $ 700.9 LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY Current liabilities: Trade payables $ 112.5 $ 100.9 Accrued liabilities 47.5 51.8 Long-term debt due within one year 2.4 2.3 Current liabilities of discontinued operations 0.1 0.1 Total current liabilities 162.5 155.1 Accrued pension benefits 38.8 38.0 Environmental liabilities 11.7 11.7 Long-term debt, net 316.7 312.1 Common stock warrant liability 6.1 6.9 Deferred income taxes 5.9 6.7 Other noncurrent liabilities 6.2 5.4 Noncurrent liabilities of discontinued operations 0.7 0.7 TOTAL LIABILITIES 548.6 536.6 Redeemable Preferred Stock 23.3 21.9 TOTAL STOCKHOLDERS’ EQUITY 132.2 142.4 TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY $ 704.1 $ 700.9

Real alloy adjusted ebitda reconciliation to real industry OPERATING PROFIT (LOSS) Three Months Ended June 30, Six Months Ended June 30, (In millions) 2016 2015 2016 2015 Adjusted EBITDA $ 20.9 $ 22.9 $ 39.2 $ 30.4 Unrealized gains (losses) on derivative financial instruments 1.9 (1.3) 1.5 (1.3) Segment depreciation and amortization (10.6) (10.2) (25.3) (13.9) Amortization of inventories and supplies purchase accounting adjustments (0.3) (3.5) (0.9) (7.2) Corporate and Other: Operating loss—excludes share-based compensation expense (3.1) (3.8) (5.9) (6.7) Share-based compensation expense (0.5) (0.3) (1.0) (0.6) Other (0.2) (1.0) (1.6) (1.1) Operating profit (loss) 8.1 2.8 6.0 (0.4) Nonoperating expenses (9.2) (16.3) (16.4) (38.3) Income tax benefit (expense) (0.2) (0.2) (0.9) 7.2 Earnings from discontinued operations, net of income taxes 0.1 2.9 0.1 27.2 Net loss $ (1.2) $ (10.8) $ (11.2) $ (4.3)

REAL INDUSTRY INC

REAL ALLOY[1] ADJUSTED EBITDA RECONCILIATION

($ millions)	2011	2012	2013	2014	2015
Net income	**$68.7**	**$26.4**	**$19.0**	**$29.3**	**($27.2)**
Interest expense	0.0	0.0	0.0	0.0	35.0
Provision for income taxes	14.6	11.9	4.3	1.1	5.5
Depreciation and amortization	11	15.8	21.6	25.6	40.1
EBITDA	$94.3	$54.1	$44.9	$56.0	$53.4
Acquisition related costs and expenses	0.0	0.0	0.0	0.0	8.9
Amortization of purchase accounting adjustments	0.0	0.0	0.0	0.0	9.2
Foreign currency losses on intercompany loans	0.0	0.0	0.0	0.0	1.6
Restructuring charges	0.2	2.4	3.3	2.6	0.3
Unrealized losses (gains) on derivatives	3.2	(1.5)	(0.8)	2.6	(0.6)
Net income attributable to non-controlling interest	1.0	1.3	1.0	0.9	0.3
Loss on disposal of assets	0.1	0.8	1.3	2.2	2.2
Stock-based compensation expense related to Real Alloy employees and non-Real Alloy employees	3.0	4.2	4.8	3.9	0.5
SG&A allocated from Aleris not directly associated with the business	13.6	12.0	12.6	12.8	1.3
Excluded entities/facilities	(6.7)	(3.6)	(3.3)	0.0	0.0
Medical expense adjustment	0.0	0.0	4.3	3.1	0.0
Extreme winter weather	0.0	0.0	0.0	2.1	0.0
Other	(3.3)	(0.8)	1.4	1.4	4.7
Adjusted EBITDA	**$105.4**	**$68.9**	**$69.5**	**$87.6**	**$81.8**

(1) Historical financial data for the global recycling and specification alloys business of Aleris is presented for 2011 through 2014, and for the period ended February 26, 2015, as Predecessor to Real Alloy. Historical financial data for Real Alloy is presented for the period from February 27, 2015 to December 31, 2015. Adjusted EBITDA does not include any estimated stand-alone impact.

Note: For relevant footnotes, see stand-alone audited financial statements for the fiscal years ended December 31, 2015, 2014 and 2013 filed with the SEC on Form 8-K dated August 9, 2016, for fiscal years ended December 31, 2014, 2013 and 2012 filed with the SEC on Form 8-K dated June 29, 2015, and Prospectus Supplement No. 1 dated January 29, 2015 for fiscal year ended December 31, 2011.

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